UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2021 (October 25, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by iSun, Inc. (“iSun”) on September 13, 2021, iSun entered into an Agreement and Plan of Merger (the “Merger Agreement”) on September 8, 2021, by and among iSun, iSun Residential Merger Sub, Inc. (“Merger Sub”), a Vermont corporation and wholly-owned subsidiary of iSun Residential, Inc., a Delaware corporation and wholly-owned subsidiary of iSun, SolarCommunities, Inc. d/b/a SunCommon, a Vermont benefit corporation (“SunCommon”), and Jeffrey Irish, James Moore, and Duane Peterson as the SunCommon shareholder representative group. The Merger Agreement provides for a merger (the “Merger”) in which Merger Sub merged with and into SunCommon, with SunCommon being the surviving corporation in the Merger. As reported in a Current Report on Form 8-K filed on October 5, 2021, the Merger was consummated on October 1, 2021. Following completion of the Merger, SunCommon is operating as a wholly-owned subsidiary of iSun Residential, Inc.

This Report is being filed to provide certain financial statements of SunCommon and to provide unaudited pro forma financial information of iSun in connection with this acquisition.

The Company intends to timely amend its Current Report on Form 8-K, filed October 5, 2021, to include required financial statements of SunCommon and Unaudited Pro Forma Condensed Combined Financial Information of iSun.

Item 8.01	Other Events

iSun is disclosing the information contained in Exhibits 99.1 and 99.2 as it deems such information to be of importance to security holders.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Consolidated Financial Statements and Independent Auditor’s Report of Solar Communities, Inc. and Subsidiaries d/b/a SunCommon as of December 31, 2020 and 2019, together with the related Notes to Consolidated Financial Statements, listed as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements of iSun, Inc. including Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of June 30, 2021, Pro Forma Condensed Combined Statement of Operations (Unaudited) for the six months ended June 30, 2021 and Pro Forma Condensed Combined Statement of Operations (Unaudited) for the year ended December 31, 2020, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

23	Consent of Gallagher, Flynn & Company, LLP

99.1
Consolidated Financial Statements and Independent Auditors’ Report of SolarCommunities, Inc. and Subsidiaries d/b/a SunCommon at December  31, 2020 and 2019, together with Notes to Consolidated Financial Statements.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of iSun, Inc. as described in Item 8.01(b) above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer